As filed with the Securities and Exchange Commission on August 8, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22530

Salient MLP & Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800, Houston TX 77027
(Address of principal executive offices) (Zip code)

Gregory A. Reid
4265 San Felipe, Suite 800, Houston, TX 77027
(Name and address of agent for service)

713-993-4675
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2014

Date of reporting period:  May 31, 2014

Item 1. Reports to Stockholders.

Salient® MLP & Energy Infrastructure Fund

Semiannual Report to Shareholders

May 31, 2014

TABLE OF CONTENTS

Salient MLP & Energy Infrastructure Fund

Management Discussion of Fund Performance (unaudited)	1

Consolidated Schedule of Investments	5

Consolidated Statement of Assets, Liabilities and Shareholders’ Equity	10

Consolidated Statement of Operations	11

Consolidated Statement of Changes in Net Assets	12

Consolidated Statement of Cash Flows	13

Consolidated Financial Highlights	14

Notes to Consolidated Financial Statements	15

Additional Information (unaudited)	34

Board Consideration of Investment Management Agreement (unaudited)	36

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

July 23, 2014

Dear Fellow Shareholders:1

We are pleased to provide the semi-annual report of the Salient MLP & Energy Infrastructure Fund (the “Fund”) which contains updated data as of May 31, 2014.

As of May 31, 2014, the Fund had total consolidated assets of $364.7 million, net assets applicable to our common shares of $236.2 million (net asset value of $32.89 per share) and 7.2 million common shares outstanding. The Fund’s price per share was $32.78, which represents a 0.3% discount to its net asset value (“NAV”).2 The Fund’s investments allocation is shown in the pie chart below:

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

The Fund’s Top 10 consolidated holdings are shown below, as of May 31, 2014:3

Company Name	Sector	% of Gross Assets
Enterprise Products Partners, LP**	MLP	8.2%
Kinder Morgan Management, LLC	MLP Affiliate	5.4%
Energy Transfer Equity, LP*	MLP	5.3%
Enbridge Energy Management, LLC	MLP Affiliate	5.1%
Plains All American Pipeline	MLP	4.8%
LinnCo, LLC	MLP Affiliate	4.5%
Magellan Midstream Partners, LP*	MLP	4.4%
Targa Resources, Corp.	Midstream Company	4.3%
Targa Resources Partners, LP	MLP	3.5%
NGL Energy Partners, LP	MLP	3.3%
Total		58.2%

* Held indirectly through the wholly owned C-Corporation, Salient MLP & Energy Infrastructure Fund, Inc.
** A portion of these shares are held indirectly through the C-Corporation.
Current and future holdings are subject to change and risk.
Source: Salient Capital Advisors, LLC, May 2014.
For illustrative purposes only.

During the first half of fiscal 2014 (December 2013—May 2014), the Fund’s NAV and market price total return were +19.2% and +28.6%, respectively, compared to +11.6% for the Alerian MLP Index (AMZ), during the same period.4  Top performing investments held by the Fund for the first half of fiscal 2014 include EQT Midstream Partners, L.P. (EQM), Energy Transfer Equity, L.P. (ETE), and Targa Resources Corp. (TRGP). The bottom performing investments include LinnCo, LLC (LNCO), MarkWest Energy Partners, L.P (MWE), and Kinder Morgan, Inc. (KMI).

Market Review

The positive momentum surrounding MLPs stalled during the first quarter of 2014 as the conventional wisdom that U.S. interest rates were unquestionably headed higher was, at least temporarily, proven wrong. Emerging market debt fears primarily in Turkey, Argentina, South Africa, and Puerto Rico roiled the markets and interest rates on the U.S. 10-Year Treasury fell from ~3.00% to ~2.60%.

The asset class has seen many yield-seeking investors continue to flock to the space. Ironically, the continued movement into MLPs comes at a time when nominal MLP yields are at record low levels. However, it appears to us that many investors are finding that a tax-deferred MLP yield of 5.4% is still appealing on a relative basis when compared to other asset classes. On a yield spread basis vs. treasuries, MLP yields are not too far below historical averages. Since 2006, the average yield spread between MLPs and the U.S. 10-Year Treasury has been 3.7% with a standard deviation of 1.7%, so the current spread of 306 basis points (bps) is within a standard deviation of the historical norm. Based on these metrics, MLPs appear fairly valued in our opinion. MLPs have averaged a 227 bps premium (lower yield) spread vs. high yield bonds. The current spread is just 36 bps.5

3 Fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Data are based on total market value of Fund investments unless otherwise indicated. The data provided are for informational purposes only and are not intended for trading purposes.
4 Alerian Capital Management, May 2014.
5 Barclays U.S. High Yield Bond Index is a U. S. Aggregate index that is comprised of fixed-rate, publicly issued, non-investment grade debt. RISKS: Interest rate risk (as interest rates rise bond prices usually fall), the risk of issuer default, and inflation risk exist. As a lower-quality debt security, this involves greater risk of default or price changes and is more volatile than Bonds and T-Bills.

Performance Snapshot
as of May 31, 2014 (unaudited)

Price Per Share	1-Year Total Return*	Since Inception* (Annualized)
$32.89 (NAV) $32.78 (Market Price)	29.95% 20.17%	18.98% 17.05%
Source: Salient Capital Advisors, LLC, May 2014.
For illustrative purposes only. All figures represent past performance and are not a guarantee of future results.
* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Total return assumes the reinvestment of all distributions. Inception date of the Fund was May 25, 2011.

Summary

Our emphasis on above average distribution growth potential rather than nominal yield to achieve competitive total returns has served us well during the first half of the year. We believe that being disciplined and sticking to our focus on choosing quality names using our “bottom up” stock selection approach will be key as some MLP valuations have become stretched. The seemingly undervalued names have become harder to find but that will not keep us from looking.

Please visit our website at www.salientfunds.com for the latest updates and sign up to receive email alerts on future press releases by the Fund.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid
President and Chief Executive Officer
MLP Business, Salient Capital Advisors, LLC

Key Financial Data (unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist stockholders in understanding our financial results and assessing our performance. We pay distributions to our  stockholders,  funded  in  part  by  distributable  cash  flow  generated  from  our  portfolio  investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses,  subject  to  certain  adjustments  as  described  below.  Other  companies  with  similar  measures  may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non- GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more  complete  understanding  of  our  Fund.  We  strongly  encourage  stockholders  to  review  our  financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

Period Ended May 31, 2014
Net investment income (loss), before income taxes	$(622,875)
Reconciling items:
Return of capital of distributions (a)	5,686,258
Dividends paid in stock (b)	1,487,046
Option premium earnings (c)	(130,624)
Distributable cash flow (non-GAAP)	6,419,805
Distributions paid on common stock	6,715,013
Distributable cash flow coverage ratio (non-GAAP)	0.96
Distributable cash flow coverage ratio since inception (non-GAAP)	0.98

Reconciliation of distributable cash flow to GAAP

(a)    GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b)    Distributable cash flow includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included in net investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

(c)    We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2— Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of option contracts.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments
May 31, 2014
(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies—142.6% Coal—2.1%
United States—2.1%
Alliance Holdings GP, L.P.	76,686	$4,930,910

Crude/Natural Gas Production—5.7% United States—5.7%
Memorial Production Partners LP(1)(2)(3)	331,508	7,415,834
Western Gas Equity Partners, LP(2)(3)	115,944	6,024,450
		13,440,284
Crude/Refined Products Pipelines—44.8%
United States—44.8%
Arc Logistics Partners LP	147,522	3,480,044
Crestwood Midstream Partners, L.P.(2)(3)	198,333	4,323,659
Enbridge Energy Management, L.L.C.(2)(3)(4)	614,467	18,329,558
Kinder Morgan, Inc.(2)	192,336	6,422,099
Kinder Morgan Management, LLC	271,494	19,566,537
Magellan Midstream Partners, L.P.	193,600	15,851,968
Plains All American Pipeline, L.P.(1)(2)(3)	309,020	17,450,359
Plains GP Holdings, L.P.	311,128	8,587,133
Rose Rock Midstream, L.P.(2)(3)	136,300	5,919,509
Summit Midstream Partners, LP	133,373	6,003,119
		105,933,985
Electric Utilities—2.6%
United States—2.6%
NRG Yield, Inc.	128,883	6,045,901

Natural Gas Gathering/Processing—40.9%
United States—40.9%
Enlink Midstream LLC	220,197	9,087,530
Enlink Midstream Partners LP(2)(3)	130,219	3,967,773
DCP Midstream Partners, LP(2)(3)	73,429	3,943,872
EMG Utica I Offshore Co-Investment, L.P.(3)(5)(6)(7)(8)	7,000,000	7,760,912
Linn Co LLC(2)	581,197	16,168,901
MarkWest Energy Partners, L.P.	75,849	4,698,846
NGL Energy Partners, LP	296,521	11,860,840
Targa Resources Corp.(2)	134,364	15,446,485
Targa Resources Partners L.P.(2)(3)	187,207	12,722,588
Williams Companies, Inc.(2)	231,096	10,852,268
		96,510,015

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued
May 31, 2014
(Unaudited)

	Shares/Units	Fair Value
Natural Gas/Natural Gas Liquids Pipelines—28.5% United States—28.5%
Buckeye Partners, L.P.(3)	56,330	$4,419,652
Energy Transfer Equity, L.P.(1)(2)(3)	375,302	19,125,390
Enterprise Products Partners L.P.(1)(2)(3)	394,088	29,485,664
EQT Midstream Partners, LP(2)(3)	84,121	6,909,699
ONEOK, Inc.	115,269	7,433,698
		67,374,103
Oil, Gas & Consumable Fuels—0.0% United States—0.0%
AIM Water LLC(3)(5)(6)(7)	3,000,000	—
		—
Power/Utility
United States—1.1%
Exterran Partners LP(3)	91,858	2,569,268
		2,569,268
Shipping—12.7%
Bermuda—4.4%
Golar LNG Partners LP	313,841	10,341,061

United Kingdom—1.5%
Seadrill Partners LLC(2)	112,593	3,697,554

United States—6.8%
Capital Product Partners L.P.(2)(3)	821,413	8,805,547
Dynagas LNG Partners, L.P.(2)(3)	181,159	4,353,251
Navios Maritime Partners, L.P.	156,076	2,879,602
		30,077,015
Transportation Infrastructure—4.2%
United States—4.2%
Macquarie Infrastructure Company LLC(2)	160,586	9,872,827
		9,872,827
Total Master Limited Partnerships and Related Companies
(Cost $231,008,145)		$336,754,308

	Principal Amount/Shares	Fair Value
Corporate Bonds—0.9%
Natural Gas Gathering/Processing—0.9%
United States—0.9%
American Energy—Utica, 7.50%, 03/01/2021(9)	$2,000,000	$2,080,000
Total Corporate Bonds (Cost $2,000,000)		$2,080,000

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued
May 31, 2014
(Unaudited)

	Principal Amount/Shares	Fair Value
United States Investment Company—2.5%
Invesco Short-Term Treasury Portfolio Fund—Institutional Class, 0.01%(1)
(Cost $5,993,703)	$5,993,703	$5,993,703
Total Investments—146.0% (Cost $239,001,848)		344,828,011
Credit Facility—(45.3%)(10)		(106,900,000)
Other Assets and Liabilities—(0.7%)		(1,720,438)
Total Net Assets Applicable to Common Shareholders—100.0%		$236,207,573

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(1)	All or a portion of these securities are held by the Salient MLP & Energy Infrastructure Fund, Inc. (the“Subsidiary”) the wholly owned C-Corporation.
(2)
All or a portion of these securities are held as collateral pursuant to the line of credit agreement. As of May1,  2014  the  total  value  of  securities  held  as  collateral  for  the  line  of  credit  agreement  was $273,125,663.

(3)	Non-income producing security.
(4)	Distributions are paid-in-kind.
(5)
Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represents 3.29% of net assets applicable to common shareholders. See note to consolidated financial statements for further information.

(6)
Restricted security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See note 2 to consolidated financial statements for further information.

(7)
Security has been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees and represents 3.29% of net assets applicable to common shareholders. See note 2 to Consolidated Schedule of Investments for further information.

(8)	Affiliated investment for which ownership exceeds 25% of partners’ capital.
(9)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the aggregate value of this security was $2,080,000, representing 0.9% of net assets. This security has been deemed liquid based on procedures approved by the Board of Trustees.

(10)	A portion of this credit facility is maintained in the Subsidiary. See footnote 4 in the notes to Consolidated Schedule of Investments for further information.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued
May 31, 2014
(Unaudited)

Salient MLP & Energy Infrastructure Fund invested in the following industries as of May 31, 2014:

	Fair Value	% of Net Assets
Coal	$4,930,910	2.1%
Crude/Natural Gas Production	13,440,284	5.7%
Crude/Refined Products Pipelines	105,933,985	44.8%
Electric Utilities	6,045,901	2.6%
Natural Gas Gathering/Processing	98,590,015	41.7%
Natural Gas/Natural Gas Liquids Pipelines	67,374,103	28.5%
Power/Utility	2,569,268	1.2%
Shipping	30,077,015	12.7%
Short-Term Investments	5,993,703	2.5%
Transportation Infrastructure	9,872,827	4.2%
Other*	(108,620,438)	(46.0)%
	236,207,573	100.00%

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of May 31, 2014:

	Fair Value	% of Net Assets
Bermuda	$10,341,061	4.4%
United Kingdon	3,697,554	1.6%
United States	330,789,396	140.0%
Other*	(108,620,438)	(46.0)%
	236,207,573	100.00%

*       Includes net other assets and liabilities.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued
May 31, 2014
(Unaudited)

Written Call Options held at May 31, 2014
Written Call Options	Expiration Date	Strike Price	Agreements	Fair Value
Buckeye Partners, L.P.	June 2014	80.00	560	$36,400
LinnCo LLC	June 2014	28.00	608	15,200
Total Written Call Options (Premiums received $58,522)			1,168	$51,600

Futures Contracts held at May 31, 2014 (Unaudited)

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index	June 2014	200	$(19,215,000)	$(470,000)
WTI Crude(1)	July 2014	294	(30,196,740)	(212,015)
			$(49,411,740)	$(682,015)

(1) This position is held by the Salient MLP & Energy Infrastructure Fund, Inc. (the “Subsidiary”) The wholly owed C-Corporation.

Open Total Return Swap Agreements at May 31, 2014 (Unaudited)—Short Positions

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Salient MSSAMLPX Basket(1)	Morgan Stanley	5/1/2016	$74,158,534	$(1,398,522)
			$74,158,534	$(1,398,522)

(1) This position is held by the Salient MLP & Energy Infrastructure Fund, Inc. (the “Subsidiary”) The wholly owed C-Corporation.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Assets, Liabilities and Shareholders' Equity
May 31, 2014
(Unaudited)

Assets	$344,828,011
Investments at fair value (cost $239,001,848)
Interest and dividend receivable	63,414
Receivable for investments sold	1,949,379
Deposits with brokers for swap agreements	15,860,000
Deposits with brokers for futures contracts	1,937,380
Prepaid expenses and other assets	66,221
Total assets	364,704,405
Liabilities
Credit facility	106,900,000
Written call options at fair value (premiums received $58,522)	51,600
Payable to Adviser	332,019
Accrued other expenses and liabilities	4,708,230
Distribution payable to common shareholders	32,669
Unrealized depreciation on swap contracts	1,398,522
Deferred tax liablility	15,073,792
Total liabilities	128,496,832
Net assets applicable to common shareholders	$236,207,573

Net Assets Applicable to Common Shareholders Consist of:
Capital stock, $0.01 par value; 7,181,832 shares issued and outstanding (unlimited shares authorized)	$71,818
Additional paid-in capital	148,607,467
Distributions in excess of net investment loss	(4,471,780)
Accumulated net realized loss	5,658,578
Net unrealized appreciation of investments	86,341,490
Net assets applicable to common shareholders	$236,207,573
Net Asset Value per common share outstanding	$32.89

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Operations
For the Six Months Ended May 31, 2014
(Unaudited)

Investment Income
Distributions from master limited partnerships	$5,864,596
Less return of capital on distributions	(5,686,258)
Net distributions from master limited partnerships	178,338
Dividends from master limited partnership related companies	2,009,025
Interest from corporate bonds	18,278
Interest from short term investments	529
Total Investment Income	2,206,170

Operating Expenses
Management fees	$1,859,545
Professional fees	186,781
Administrator fees	111,488
Directors’ fees	40,564
Custodian fees	12,958
Other operating expenses	132,503
Total Operating Expenses	2,343,839
Leverage Expenses
Interest expense	485,206
Total Leverage Expenses	485,206
Total Expenses	2,829,045
Net Investment Loss, before Income Taxes	(622,875)
Deferred tax benefit	129,343
Net Investment Loss	(493,532)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from: Investments	7,202,734
Futures	271,196
Option contracts	(130,624)
Swap contracts	(2,093,298)
Net realized gain, before income taxes	5,250,008
Deferred tax benefit	1,167,679
Net realized gain	6,417,687
Change in unrealized appreciation/depreciation of:
Investments, futures, option contracts, and swap contracts, before income taxes	41,172,099
Futures	(683,415)
Option contracts	6,922
Swap contracts	(1,398,522)
Change in unrealized appreciation, before income taxes	39,097,084
Deferred tax expense	(6,120,496)
Change in unrealized appreciation	32,976,588
Net Realized and Change in Unrealized Appreciation on Investments and Derivative Transactions	39,394,275
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$38,900,743

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Changes in Net Assets

Operations	For the Six Months Ended May 31, 2014	Year Ended November 30, 2013
Net investment loss, net of income taxes	$(493,532)	$(374,810)
Net realized gain, net of income taxes	6,417,687	7,833,195
Change in unrealized appreciation, net of income taxes	32,976,588	36,758,124
Net increase in net assets applicable to common shareholders resulting from operations	38,900,743	44,216,509

Distributions to Common Shareholders
Net investment income	—	$(3,323,385)
Net realized gain	—	(3,889,711)
Return of capital	(6,715,013)	(5,570,617)
Total distributions to common shareholders	(6,715,013)	(12,783,713)

Capital Stock Transactions
Proceeds from additional offerings of 1,035,000 common shares	—	28,514,250
Underwriting discounts and offering expenses associated with the issuance of common shares	—	(1,117,800)
Issuance of 6,426 common shares from reinvestment of distributions to shareholders	—	167,156
Net increase in net assets applicable to common shareholders from common share transactions	—	27,563,606
Total increase in net assets applicable to common shareholders	32,185,730	58,996,402

Net Assets
Beginning of period	204,021,843	145,025,441
End of period	$236,207,573	$204,021,843
Undistributed net investment income, end of period	$(4,471,780)	$(3,978,248)

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Cash Flows
For the Six Months Ended May 31, 2014
(Unaudited)

Reconciliation of net increase in net assets applicable to common shareholders resulting from operations to net cash used for operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$38,900,743
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(67,554,205)
Proceeds from disposition of investments	81,743,649	N
Net purchases of short-term investments	(2,069,474)
Premiums from written call options	(72,101)
Return of capital on distributions from master limited partnerships	5,686,258
Change in unrealized appreciation of investments	(41,172,099)
Change in unrealized appreciation of option contacts	(6,922)
Change in unrealized depreciation of swap contracts	1,398,522
Net realized gain on investments	(7,202,734)
Net realized loss on option contracts	130,624

Changes in operating assets and liabilities:
Interest and dividend receivable	(24,332)
Prepaid expenses and other assets	(52,119)
Receivable for investments sold	(1,949,379)
Deposits with brokers for swap agreements	(15,860,000)
Deposits with brokers for futures contracts	(1,937,380)
Payable for investments purchased	(2,485,560)
Deferred tax liability	4,823,474
Payable to Adviser, net of receivable	55,666
Accrued expenses and other liabilities	4,175,013
Net cash used for operating activities	$(3,472,357)

Cash Flows From Financing Activities
Advances from credit facility	65,200,000
Repayments on credit facility	(55,000,000)
Distributions paid to common shareholders, net of reinvestments	(6,727,643)
Net cash provided by financing activities	3,472,357
Net change in cash	—
Cash—beginning of period	—
Cash—end of period	$—
Supplemental schedule of cash activity:
Cash paid for interest during period $448,105

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Financial Highlights

	For the Six Months Ended May 31, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012	Period from May 25, 2011(1) through November 30, 2011
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$28.41	$23.62	$23.62	$—
Public offering price	—	—	—	25.00
Income from Investment Operations
Net investment income (loss)	(0.07)	(0.05)	0.03	0.13
Net realized gain and change in unrealized appreciation on investments	5.49	6.85	1.71	0.49
Total income from investment
operations	5.42	6.80	1.74	0.62
Distributions to Common Shareholders
Net investment income	—	(0.49)	—	(0.13)
Net realized gain	—	(0.57)	—	—
Return of capital	(0.94)	(0.79)	(1.74)	(0.68)
Total distributions to common shareholders	(0.94)	(1.85)	(1.74)	(0.81)
Underwriting discounts and offering costs on
issuance of common shares	—	(0.16)	—	(1.19)
Net Asset Value, end of period	$32.89	$28.41	$23.62	$23.62
Per common share market value, end of period	$32.78	$26.26	$24.03	$23.42
Total Investment Return Based on Market Value(5)	28.58%	16.99%	10.22%)	(2.95%
Ratios to Average Net Assets:(6)
Net investment income (loss)	(0.42)%	(0.20)%	0.12%	1.08%
Gross operating expenses	6.54%	5.88%	5.65%	2.73%
Net operating expenses(7)	6.54%	5.76%	5.40%	2.49%
Net operating expenses (excluding deferred income
tax benefit/expense)(7)(8)	2.42%	2.59%	2.52%	2.39%
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period (000’s)	$236,208	$204,022	$145,025	$144,933
Average net assets (000’s)	$234,553	$184,239	$151,308	$140,843
Portfolio turnover rate	21%	73%	92%	18%
Asset coverage per $1,000 unit of senior
indebtedness(9)	3,210	3,110	3,352	3,946
Short-term borrowings, end of period (000’s)	$106,900	$96,700	$61,650	$49,200

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common shares outstanding for the entire period.
(3)	Per share net investment gain has been calculated using the average daily shares method.
(4)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2013 and the period from May 25, 2011 through November 30, 2011.
(5)
Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common shares at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the DRIP.

(6)	Annualized for periods less than one full year.
(7)	The amount includes an investment adviser waiver representing 0.12% to the expense ratio from inception through May 21,2013. Without this waiver, the expense ratios would be higher
(8)
For the six month ended May 31, 2014, the Fund accrued $4,823,474 for net deferred income tax expense. For the year ended November 30, 2013, the Fund accrued $5,828,416 for net deferred income tax expense. For the year ended November 30, 2012, the Fund accrued $4,355,543 for net deferred income tax expense. For the period from May 25, 2011 through November 30, 2011 the Fund accrued $50,324 for net deferred income tax expense.

(9)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements
May 31, 2014
(Unaudited)

(1) ORGANIZATION

Salient MLP & Energy Infrastructure Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 25, 2011 as a non- diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMF.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of master limited partnerships (“MLPs”) and energy infrastructure companies.

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, based on experience, management expects the risk of loss to be remote.

The Fund may invest up to 25% of its total assets in the Salient MLP & Energy Infrastructure Fund, Inc. a wholly owned subsidiary (the “Subsidiary”) that was formed on May 2, 2011. The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s consolidated financial statements. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by U.S. Bancorp Fund Services, LLC, the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The  Board  has  authorized  the  Adviser,  to  establish  a  valuation  committee  of  the  Adviser  (“Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Fund’s Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments currently held by the Fund are valued as follows:

•
SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In  general,  the  Fund  values  those  securities  at  their  last  sale  price  on  the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing “bid” and “ask” prices on the valuation day on the relevant exchange. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

•
PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments.

•
DERIVATIVES—Exchange traded futures  contracts  are valued using quoted final settlement prices  from  the  national  exchange  on  which  they  are  principally  traded  and  are  typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the position valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Independent Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Independent Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an  independent  pricing  service.  If  a quotation  is  not available  from  the  independent  pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•
SECURITIES NOT ACTIVELY TRADED—The value of securities,  derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from broker that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics  of  certain  groups  of  securities,  pricing  models  or  a  combination  of  these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued at fair value pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•
INVESTMENT FUNDS—Investments   in   investment   limited   partnerships   and   shares   in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partner’s capital or NAV as a practical expedient, as reported by the investment fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments  in  Investment  Funds  are  subject  to  the  terms  and  conditions  of  the  respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•
OTHER—Investments  in  private  placement  securities  and  other  securities  for  which  market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon the level of inputs utilized in determining the value of such investments.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on  commodities.  Mineral  or  natural  resources  activities  include  exploration,  development,  production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership  stake  in the  partnership  or limited  liability  company. The limited  partners  or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transaction exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at May 31, 2014 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
AIM Water LLC*	0%	March 7, 2012	$3,000,000	3,000,000	$—
EMG Utica I Offshore Co-Investment, L.P.*	3.3	February 22, 2013	7,000,000	7,000,000	7,760,912
	3.3%		$10,000,000	10,000,000	$7,760,912

* Securities have been deemed illiquid by the Adviser.

(h) AFFILIATED INVESTMENT FUNDS

The 1940 Act defines affiliates as those issuers in which a fund holds 5% or more of the outstanding voting securities but does not own enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investment in other affiliates for the period ended May 31, 2014.

Security	Fair Value 11/30/2013	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation (Depreciation)	Interest/ Dividend Income	Fair Value 5/31/2014
EMG Utica I Offshore Co-Investment, L.P.	$7,418,447	$—	$—	$—	$342,465	$—	$7,760,912

(i) INVESTMENT INCOME

Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

(j) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(k) DERIVATIVE INSTRUMENTS

All open derivative positions at period end, if any, are presented in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on an equity security is a contract that gives the holder of such call option the right to buy the equity underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The fund had the following transactions in written call options during the period ended May 31, 2014:

	Number of Contracts	Premiums
Options outstanding at November 30, 2013	—	$—
Options written	9,268	869,120
Options exercised	(25)	(1,586)
Options expired	(1,148)	(93,137)
Options covered	(6,927)	(715,875)
Options outstanding at May 31, 2014	1,168	$58,522

FUTURES CONTRACTS—The Fund invests in futures  contracts  as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the value of the underlying security. The underlying securities are not physically delivered. The Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts and interest rate risk related to bond futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Fund invests in swap agreements, primarily credit default and total return swaps, as a part of its hedging strategy to manage credit and market risks.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap agreements.

The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

A total return swap agreement is a bilateral financial contract agreements where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform  as  expected.  Risks  may  arise  as  a  result  of  the  failure  of  the  counterparty  to  perform  under  the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy or unless the swap agreement is centrally cleared. With uncleared swap agreements,  the  Fund bears  the  risk  of loss  of the  amount  expected  to be received  under  the swap agreement if the counterparty fails to perform. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements as the clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house or its members, will satisfy its obligations to the Fund. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

The following is a summary of the fair value of derivative instruments held directly by the Fund as of May 31, 2014, and where such derivatives are recorded.

	Unrealized Loss on Swap Agreements	Liabilities Written Call Options at Fair Value	Unrealized Depreciation on Futures Contracts
Equity Risk Exposure:
Futures Contracts	$—	$—	$470,000
Written Call Options	—	51,600	—
Swap Agreements	1,398,522	—	—
Commodity Risk Exposure:
Futures Contracts	—	—	212,015

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported in the Consolidated Statement of Assets, Liabilities and Shareholders’ Equity.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the six months ended May 31, 2014.

	Net Realized Gain(Loss) on Derivatives	Changes in Unrealized Appreciation/Depreciation on Derivative
Equity Risk Exposure:
Swap Agreements	$(2,093,298)	$(1,398,522)
Written Call Options	(130,624)	6,922
Commodity Risk Exposure:
Futures Contracts	344,139	—
Interest Rate Risk Exposure:
Futures Contracts	(72,943)	(683,415)

Effective January 1, 2013 the Fund adopted Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU  2011-11”), which was subsequently clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU2013-01”). ASU 2013-01 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of the arrangements on its financial position.

As described above, the Fund utilized derivative instruments to achieve its investment objective during the period ended May 31, 2014. The Fund may enter into International Swaps and Derivatives Association, Inc.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

Master Agreements (“ISDA Master Agreement”) or similar agreements with its derivative contract counterparties whereby the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payable and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at May 31, 2014, the Fund is subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger net payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts to or from different counterparties. At May 31, 2014, the Fund did not hold any derivatives with applicable master netting agreements which were presented on a net basis in the financial statements.

As  of  May  31,  2014,  the  Fund  had  one  total  return  swap  agreement  with  Morgan  Stanley  as  the counterparty, with an unrealized loss of $1,398,522 as presented in the Consolidated Statement of Assets, Liabilities and Shareholders’ Equity.

The following is a summary of the average monthly notional value of written call options, futures contracts and swap agreements including credit default swaps where protection was purchased during the six months ended May 31, 2014.

	Average Monthly Notional Value	Notional Value Outstanding at May 31, 2014
Written call options	$(5,662,550)	$(6,182,400)
Futures contracts sold	(24,358,275)	(49,411,470)
Equity Swap agreements	(20,598,537)	(74,158,534)

(l) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Code in order to continue to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund intends to make quarterly distributions to shareholders. Net realized capital gains if any, will be distributed annually. Distributions from net realized gains may include short-term capital gains. All net short- term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with the requirements under the Code.

Each shareholders will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The  amount  of  distributions  from  net  investment  income  and  net  realized  gains  are  determined  in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification.  Distributions which exceed  net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

(m) CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping  regime  as  substituted  compliance  for  substantially  all  of  the  otherwise  applicable  CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the Fund, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CFTC Regulation 4.5 of the Commodity Exchange Act (the “CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool operator under the CEA.

(n) PROPOSED TAX REGULATIONS

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if adopted in their current form, would require the Fund to aggregate investment holdings of the Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of qualified publicly traded partnerships, which includes MLPs. The proposed regulations would not impact Fund investments in affiliates of MLPs or other Energy Infrastructure Companies structured as domestic corporations. If the proposed regulations are adopted and finalized in their current form, the Fund would reduce its overall investment in MLPs, whether held in the Fund directly or held by the Subsidiary, to no more than 25% of the Fund’s total assets. The Fund would otherwise continue to pursue its current investment objective and strategies.

The IRS proposed regulations have no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. The IRS had requested comments on the proposed regulations, with the comment period ending October 31, 2013. The IRS received a number of comments on the proposal from issuers and trade associations. IRS action on the proposal remains uncertain.

The  Adviser  is  evaluating  possible  investment  alternatives  in  the  event  the  proposed  regulations  are finalized. Reduction of the Fund’s investments in MLPs (whether held in the Fund directly or held in the Subsidiary), and/or use of any alternatives, could negatively affect the Fund’s investment returns.

(o) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income, capital gains, and return of capital. The Fund records investment income and return of capital based on estimates from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

For the six months ended May 31, 2014, the Fund estimated that approximately 97% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $5,686,258 of dividends and distributions received from its investments. Net realized gain was increased by $1,721,129 and change in net unrealized appreciation (depreciation) was increased by $3,510,859 in the accompanying Consolidated Statement of Operations, attributable to the recording of such distributions as a reduction in the cost basic of investments.

(p) FEDERAL AND OTHER TAXES

For the current open tax year and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax  positions  will  “more-likely-than-not”  be  sustained  by  the  Fund  upon  challenge  by  the  applicable  tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the year ended November 30, 2013, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary's MLP holdings), the durations of satutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary modifies its estimates or assumptions regarding the deferred tax liability.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

The Subsidiary's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current and all prior tax years remain open and subject to examination by tax jurisdictions.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical securities

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•
Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or Investment Funds that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale of for which there is no currently available price at the close of the NYSE. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and appropriate. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Fund’s Board approved valuation procedures by the Administrator. The Adviser valuation committee is responsible for developing the Fund's written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Adviser Valuation Committee is comprised of various Fund personnel which include members from the Fund’s portfolio management, accounting, and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

The following is a summary categorization as of May 31, 2014, of the Fund’s investments based upon the three levels defined above. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	Level 1		Level 2		Level 3		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Investments
Corporate Bonds	$2,080,000	$—	$—	$—	$—	$—	$2,080,000	$—
Master Limited Partnerships and Related Companies
Natural Gas Gathering/ Processing	88,749,103	—	—	—	7,760,912	—	96,510,015	—
Other Master Limited Partnerships and Related Companies	240,244,293	—	—	—	—	—	240,244,293	—
Money Market Fund	5,993,703	—	—	—	—	—	5,993,703	—
Written Call Options	—	(51,600)	—	—	—	—	—	(51,600)
Future Contracts	—	(682,015)	—	—	—	—	—	(682,015)
Equity Swap
Agreements	—	—	—	(1,398,522)	—	—	—	(1,398,522)
Total	$337,067,099	$(733,615)	$—	$(1,398,522)	$7,760,912	$—	$344,828,011	$(2,132,137)

^
Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investment securities, such as written options, futures contracts and swap agreements. These investments are generally presented in the consolidated financial statements at the unrealized gain or loss on the investment, or at fair value for written options.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of May 31, 2014.

Type of Assets	Fair value as of May 31, 2014	Valuation Technique(s)	Liquidity of Investments	Adjustments To NAV**
Master Limited Partnerships and Related Companies
AIM Water LLC	$—	NAV as Practical Expedient*	Greater than Quarterly	None
EMG Utica I Offshore Co-Investment, L.P.	7,760,912	NAV as Practical Expedient*	Greater than Quarterly	None
Total Investments	$7,760,912

* Unobservable valuation input.
**Fair value may be adjusted if underlying fund reports a NAV as of a date other than the Fund’s measurement date, or if underlying fund is not reporting its investments at fair value.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the period ended May 31, 2014. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	Balance as of November 30, 2013	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of May 31, 2014
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$7,418,447	—	—	—	342,465	$7,760,912
Oil & Gas Field Services	$3,536,064	—	—	—	(3,536,064)	—
Total Investments	$10,954,511	$—	$—	$—	$(3,193,599)	$7,760,912

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch (“BAML”) which provides a secured revolving $93,000,000 credit facility. Borrowings under the Agreement are secured by investments as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.25% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month London Interbank Offered Rate (LIBOR) plus 0.75% per annum. The average principal balance and weighted average interest rate for the period from December 1, 2013 through May 31, 2014 was approximately $87,000,000 and 0.91%, respectively. At May 31, 2014, the principal balance outstanding was $90,500,000 at an interest rate of 0.90%. The current credit facility agreement expires on June 22, 2015.

The Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with BAML which provides a secured revolving $41,000,000 credit facility. Borrowings under the Sub Agreement are secured by investments as detailed in the Fund’s Consolidated Schedule of Investments. The Sub Agreement provides for a commitment fee of 0.25% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum. The average principal balance and weighted average interest rate for the period from December 1, 2013 through May 31, 2014 was approximately $10,200,000 and 0.91%, respectively. At May 31, 2014, the principal balance outstanding was $16,400,000 at an interest rate of 0.90%. The current credit facility agreement expires on June 22, 2015.

(5) FEDERAL INCOME TAXES

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The tax character of dividends paid to shareholders during the tax year ended in 2013 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$3,323,385	$3,889,711	$7,213,096	$5,570,617	$12,783,713

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

The tax character of dividends paid to shareholders during the tax year ended in 2012 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$—	$—	$—	$7,915,259	$7,915,259

The differences between book-basis and tax-basis unrealized appreciations (depreciation) are primarily due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

The following information is provided on a tax basis as of November 30, 2013:

Cost of investments	$247,967,718
Gross unrealized appreciation	68,032,883
Gross unrealized depreciation	(1,741,196)
Net unrealized appreciation (depreciation) before taxes	66,291,687
Net unrealized appreciation (depreciation) after taxes	56,482,522
Undistributed investment income	—
Undistributed long-term gains	—
Distributable earnings	—
Other accumulated gains (losses)	(17,664,142)
Total accumulated earnings (losses)	$48,627,545

As of the end of the tax year ended November 30, 2013, the Fund has no capital loss carryforwards (“CLCFs”).

Under current tax law, capital losses and specified ordinary losses realized after October 31st  and nonspecified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. At November 30, 2013, the Fund deferred, on a tax basis, late year losses of $5,615,871.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary’s deferred tax assets and liabilities as of May 31, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforward	$2,830,035
Capital loss carryforward	1,168,395
Total deferred tax assets	3,998,430
Less Deferred tax liabilities:
Unrealized gain on investment securities	19,072,222
Total net deferred tax liability	$15,073,792

The Fund has net operating loss carryforwards (“NOLs”) attributable to the Subsidiary as summarized below. NOLs are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

Fiscal Period Ended Net Operating Loss		Expiration
November 30, 2011	$(68,009)	November 30, 2031
November 30, 2012	(433,145)	November 30, 2032
November 30, 2013	(2,672,645)	November 30, 2033
	(3,173,799)
Fiscal Period Ended Capital Loss		Expiration
November 30, 2012	$(1,148,842)	November 30, 2017

Capital loss carryforwards are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. It is the Board’s intent that the Fund will not distribute any realized gain distributions until the carryforwards have been offset or expire.

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary’s assessment, it has determined that it is more likely than not that its deferred tax valuation asset will be realized as future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary’s deferred tax asset. The Subsidiary will continue to assess the need for a valuation allowance in the future.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to the Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the six months ended May 31, 2014, as follows:

	Deferred	Total
Application of statutory federal income tax benefit	$4,529,950	$4,529,950
State income taxes, net of federal tax benefit	293,524	293,524
Total income tax expense	$4,823,474	$4,823,474

(6) RECLASSIFICATON OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of swap adjustments, partnership adjustments and return of capital distributions, on November 30, 2013, accumulated net investment loss was increased by $2,480,710, accumulated net realized loss was decreased by $5,081,067 and additional paid-in capital was increased by $2,600,357. This reclassification had no effect on the net assets of the Fund.

(7) INVESTMENT TRANSACTIONS

For the six months ended May 31, 2014 the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $67,554,205 and $81,542,117 (excluding short-term debt securities), respectively.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

(8) ADMINISTRATIVE AGREEMENTS

In consideration for administration, accounting, and recordkeeping services, the Fund will pay the Independent Administrator a monthly administration fee. The Independent Administrator provides the Fund with compliance, transfer agency, custody, and other investor related services including serving as the Fund’s registrant, divided paying agent, and agent for the DRIP.

In consideration for these services, the Fund pays the Independent Administrator a monthly fee computed at an annual rate of 0.05 percent of the first $300,000,000 of the Fund’s average net assets. If the Fund’s net assets for the month are greater than $300,000,000, the Fund will pay the Administrator at a rate of 0.045% of the Fund’s average net assets. The minimum annual fee is $125,000. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s portfolio assets, plus portfolio transaction fees.

(9) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

The Board is authorized to engage an investment adviser and it has selected the Adviser to manage the Fund's portfolio and operations, pursuant to an investment management agreement (the "Investment Management Agreement"). Under the terms of the Investment Management Agreement between the Adviser and the Fund, the Adviser is entitled to receive a management fee at an annualized rate, of 1.20%, based on the average monthly net assets of the Fund, excluding any liabilities related to borrowing, accrued, and payable monthly. The Adviser earned $1,859,545 in advisory fees for the six months ended May 31, 2014.

(10) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over the-counter markets. The value  of the  securities  in which the  Fund invests,  like  other  market  investments,  may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non- performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

(11) COMMON SHARES

The Fund has unlimited shares of capital shares authorized and 7,181,832 shares issued and outstanding at November 30, 2013 and May 31, 2014.

(12) SUBSEQUENT EVENTS

The Fund received a notice from BAML, its credit provider, indicating that the Funds credit facilities were being terminated effective June 22, 2015. The Adviser has been in discussions with other credit providers regarding the replacement of the current BAML provided facilities. Based on such discussions, the Adviser is confident it will be able to replace BAML as credit provider prior to the expiration of such facilities.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued
May 31, 2014
(Unaudited)

The Boards of Trustees of Salient Midstream & MLP Fund (“SMM”) and the Fund (together the “Funds”) have approved a proposed reorganization, subject to shareholder approval, under which shareholders of SMF will receive common shares of the Fund and the Fund would acquire substantially all of the assets and liabilities of SMF. Such transaction would occur on the basis of relative net asset value of the Funds. The Funds have similar portfolios and operations and the Boards of Trustees believe that the transaction presents the opportunity for enhanced long-term market liquidity through increased trading volume, potential cost savings through increased economies of scale, and similar size-related benefits and flexibility. The Funds expect to file with the Securities and Exchange Commission a joint proxy statement/prospectus on Form N-14 with respect to the reorganization. Subject to such shareholder approval and the satisfaction of certain conditions, the transaction is currently expected to close by the end of 2014.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Additional Information
May 31, 2014
(Unaudited)
Trustees and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Fund pays each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $15,000. Such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings.

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the SEC website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Additional Information, continued
May 31, 2014
(Unaudited)

Privacy Policy

The Salient MLP Energy & Infrastructure Fund (the “Fund”) recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products  or services  to investors.  We maintain  physical, electronic  and procedural  safeguards  that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Tax Information—2013

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates 76% of ordinary dividends as qualified dividend income. Additionally, 76% of the ordinary dividends qualified for the dividends received deduction available to corporations.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Board Consideration of Investment Management Agreement
(Unaudited)

At an in-person meeting of the Board held on January 21, 2014, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and the Adviser. In preparation for review of this agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Trustees also met in-person among themselves prior to the January 21 meeting and on January 20, 2014 to review and discuss aspects of these materials, initially with, and later without, representatives of the Advisor being present. At the request of the Independent Trustees, the Advisor made presentations regarding the materials and responded to questions from the Independent Trustees relating to, among other things, portfolio management, the Fund’s investment program, Fund and Advisor compliance programs, Fund performance including benchmarks and comparisons to other funds, Fund fee levels, other portfolios (including fees) managed by the Advisor and its affiliates and the Advisor’s profitability (including revenue of the Adviser across all its funds).. The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

Following the Board’s review, the Independent Trustees concluded that the Advisory Agreement continues to enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the advisory fee. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered, among other things: the specialized expertise required to manage the Fund’s strategy; personnel and staffing at the Adviser; the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories; the Adviser’s disciplined investment approach and commitment to investment principles; the Adviser’s significant investment in and commitment to personnel, including additional hiring and extensive training; the Adviser’s significant compliance, risk oversight and tax reporting efforts; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Advisory Agreement. The Board also concluded that the Adviser would be able to provide during the coming year quality of investment management and related services, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape and investor needs.

The investment performance of the Fund. The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance, distributions and information on the performance of other investment funds and various indices, including the relevance of various indices. The Board also considered the various performance reports received throughout the year. On the basis of the Directors’ assessment, the Directors concluded that the Adviser was capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with comparable funds.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the significant investment by and cost to the Adviser in appropriate personnel and service infrastructure to support the Fund. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the specialized nature of the Fund’s investment program, the Adviser’s financial information and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability is appropriate in light of the services provided, the management  fees  and  overall  expense  ratios  of  comparable  investment  companies,  and  the  anticipated profitability of the relationship between the Fund and the Adviser.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Board Consideration of Investment Management Agreement, continued
(Unaudited)

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that as a closed-end fund of a relatively fixed-scale the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued investment relating to support and monitoring of the Fund, and the competitive nature of the investment company market as relevant to the Fund. The Board noted that the Fund’s assets, relative to expenses, result in expenses generally not spread over a growing asset pool. The Board noted that it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser.

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made a continuing and substantial commitment both to the recruitment of high quality personnel, monitoring and investment decision-making and provision of investor service, and maintained and expanded the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its investors. The Trustees also concluded that the Adviser continues to make a significant entrepreneurial commitment to the management and success of the Fund.

Salient® MLP & Energy Infrastructure Fund

4265 San Felipe, 8th Floor
Houston, Texas 77027
Toll-Free: 800-809-0525

NYSE: SMF

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(A)	Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.
(B)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/01/13-12/31/13)	0	0	0	0
Month #2 (01/01/14-01/31/14)	0	0	0	0
Month #3 (02/01/14-02/28/14)	0	0	0	0
Month #4 (03/01/14-03/31/14)	0	0	0	0
Month #5 (04/01/14-04/30/14)	0	0	0	0
Month #6 (05/01/14-05/31/14)	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Treasurer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Salient MLP & Energy Infrastructure Fund

By (Signature and Title) /s/ Gregory A. Reid
 Gregory A. Reid, President & Chief Executive Officer

Date          7/24/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gregory A. Reid
 Gregory A. Reid, President & Chief Executive Officer

Date          7/24/2014

By (Signature and Title) /s/ John E. Price
 John E. Price, Treasurer & Principal Financial Officer

Date          7/24/2014